UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

TERRITORIAL BANCORP INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34403	26-4674701
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer of Incorporation)
Identification No.)

1132 Bishop Street, Suite 2200, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 946-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition

On April 27, 2017, Territorial Bancorp Inc. issued a press release announcing earnings for the three-month period ending March 31, 2017.  A copy of the press release is attached as Exhibit 99 to this report.

The press release attached as an exhibit to this Current Report pursuant to this Item 2.02 is being furnished to, and not filed with, the Securities and Exchange Commission.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not Applicable.

(b)                                 Not Applicable.

(c)                                  Not Applicable.

(d)                                 Exhibits.

Exhibit No.

99.1  April 27, 2017 Press Release: Territorial Bancorp Inc. First Quarter 2017 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.

DATE: April 27, 2017	By:	/s/ Vernon Hirata
Vernon Hirata
Vice Chairman, Co-Chief Operating Officer and Secretary